AMENDMENT NUMBER ONE
                                     TO THE
                           FREMONT GENERAL CORPORATION
               AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN


WHEREAS, pursuant to a Stock Purchase Agreement (the Agreement), dated as of December 16, 1994, among Fremont Compensation Insurance Company, the ("Buyer"), Fremont General Corporation ("Fremont"), Casualty Insurance Company ("CIC"), The Buckeye Union Insurance Company (the "Seller") and The Continental Corporation ("Continental"), the Buyer purchased all outstanding shares of stock of CIC from the Seller;

WHEREAS, under the terms of the Agreement, effective as of February 22, 1995, the "Closing Date," employees of CIC and its subsidiary, Workers' Compensation and Indemnity Company of California ("WCIC"), ceased to be active participants in The Incentive Savings Plan of The Continental Corporation (the "Continental Plan"), and became eligible to participate in the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the "Fremont Plan");

WHEREAS, under the terms of the Agreement, service with the Seller, CIC or WCIC shall be credited for purposes of eligibility and vesting under the Fremont Plan;

WHEREAS, pursuant to the Agreement, the accounts of all CIC and WCIC employees who were participants in the Continental Plan are to be transferred to the Fremont Plan as soon as practicable after the Closing Date;

WHEREAS, certain provisions in the Continental Plan must be preserved with respect to Continental Plan accounts transferred to the Fremont Plan;

NOW, THEREFORE, BE IT RESOLVED: That, effective as of February 22, 1995, and notwithstanding anything in the Fremont Plan to the contrary, the Fremont Plan is amended to provide as follows:

(Unless otherwise specified herein, all terms used in this Amendment are as defined in the Fremont Plan.)

I. PARTICIPATING EMPLOYERS: Effective as of February 22, 1995, Exhibit A to the Fremont Plan, listing Participating Employers in the Fremont Plan, shall be amended to include CIC and WCIC.

II. CREDIT FOR SERVICE: Service with the Seller, CIC or WCIC shall be counted for purposes of determining eligibility and vesting under the Fremont Plan.

III. LIMITATIONS ON CONTRIBUTIONS: The Administrator shall have the responsibility for monitoring the Fremont Plan's compliance with the limitations of Section 401(a) of the Code. The Administrator shall maintain such records as are necessary to demonstrate the

        Fremont Plan's compliance with Section 401(a) of the Code, and shall have discretionary power to take any and all steps it deems necessary or appropriate to ensure such compliance, including but not limited to, restricting the amount of Salary Reduction Contributions by any Fremont Plan Participant.

IV. VESTING SCHEDULE: The following vesting schedule shall be applicable for Participants in the Fremont Plan who were hired by the Seller, CIC or WCIC prior to February 22, 1995:

               Years of Service                       Vested Percentage
              ------------------                      -----------------

              Less than 1 year                                 0%
              1 but less than 2                               20%
              2 but less than 3                               40%
              3 but less than 4                               60%
              4 but less than 5                               80%
              5 years or more                                100%


V. AFTER TAX CONTRIBUTIONS: After tax contributions are not permitted under the Fremont Plan; however, after tax contribution accounts under the Continental Plan which are transferred to the Fremont Plan shall be maintained and distributed in accordance with the terms of the Fremont Plan, as modified by this Amendment.

VI. SPECIAL WITHDRAWALS: Once in any twelve consecutive month period a Participant may, by written request addressed to the Plan Administrator, withdraw funds from his or her Continental Plan after tax account and the vested portion of his or her Continental Plan company contribution account. The minimum withdrawal amount under this Section is $1,000, unless the Participant requests withdrawal of the total value of the
        Participant's Continental Plan after tax account, or unless the Participant requests withdrawal of the total value of the Participant's combined Continental Plan after tax account and the vested portion of the Participant's Continental Plan company contribution account. Withdrawals pursuant to this Section must be made first from the Participant's after tax account, until exhausted, and then from the vested portion of the Participant's Continental Plan company contribution account.

VII. NORMAL RETIREMENT AGE: The Normal Retirement Age for Participants employed by the Seller, CIC or WCIC prior to January 1, 1988 shall be age 60. The Normal Retirement Age for all other Fremont Plan Participants shall be age 65.


Dated:  July 12, 1995                              FREMONT GENERAL CORPORATION



                                                   By: /s/  RAYMOND G. MEYERS
                                                       -------------------------
                                                   Raymond G. Meyers

                              AMENDMENT NUMBER TWO
                                     TO THE
                           FREMONT GENERAL CORPORATION
                    AND AFFILIATED INVESTMENT INCENTIVE PLAN


        Effective as of January 1, 1995, the Fremont General Corporation and Affiliated Companies Investment Incentive Plan is amended as follows:

FIRST: Section 3.1 is restated in its entirety, to read as follows:

        "3.1 PARTICIPATION:

          (a) Each Employee, except Employees employed by an Affiliated Company which is not a Participating Employer, Leased Employees, Temporary Employees, and Union Employees may commence participation in the Plan on the Entry Date following his or her date of hire.

          (b) For purposes of this Section, the following definitions shall apply:

               (i) TEMPORARY EMPLOYEES - Employees hired on a temporary or seasonal basis who is classified as such in the records of the Employer.

               (ii) UNION EMPLOYEES - Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and "Employee representatives" if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulations Section 1.410(b)-9. For this purpose, the term Employee representatives does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer."

SECOND: Paragraph (a) of Section 14.4 is amended in its entirety, to read as follows:

               "(a) If the vesting schedule for Matching and Discretionary Contributions in Section 6.1 results in vesting which is slower, in any respect, than the vesting schedule set forth below, then for any Plan Year in which the Plan is Top-Heavy, the following vesting schedule shall apply to any such Matching and/or Discretionary Contributions made for that Plan Year:

               Years of Service                           Vested Percentage
               -----------------                          -----------------
               Less  than 1 year                                     0%
               1 but less than 2                                    10%
               2 but less than 3                                    20%
               3 but less than 4                                    40%
               4 but less than 5                                    60%
               5 but less than 6                                    80%
               6 years or more                                     100%

The Top-Heavy vesting schedule shall also apply to any subsequent Plan Years unless the Employer amends the Plan to provide for a vesting schedule which is more rapid than the one in this Section."


Dated: July 12, 1995                        FREMONT GENERAL CORPORATION



                                            By: /s/  RAYMOND G. MEYERS
                                                -------------------------------
                                            Raymond G. Meyers

                             AMENDMENT NUMBER THREE
                                     TO THE
                           FREMONT GENERAL CORPORATION
               AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN


        Effective as of January 1, 1997, Paragraph (a) of Section 4.1 of the Fremont General Corporation and Affiliated Companies Investment Incentive Plan is amended in its entirety to read as follows:

        "(a) An eligible Employee may elect, in writing on a form prescribed by the Administrator, to have up to 15% of Compensation from each payroll period contributed to his or her Salary Reduction Contributions Account; provided, however, in no event shall the dollar amount for any taxable year exceed $7,000, as adjusted annually by the Adjustment Factor. A Participant may elect to increase, discontinue or decrease Salary Reduction Contributions by making a new election with the Administrator in such a manner as the Administrator shall specify during such reasonable period of time as the Administrator shall specify, but in no event less frequently than once each calendar year."



 Dated: December 30, 1996                            FREMONT GENERAL CORPORATION



                                                     By: /s/  RAYMOND G. MEYERS
                                                         -----------------------
                                                     Raymond G. Meyers

                        SUMMARY OF MATERIAL MODIFICATIONS
                                     TO THE
                           FREMONT GENERAL CORPORATION
               AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN


PLAN SPONSOR: Fremont General Corporation

EIN: 95-28 15260

PLAN NO: 002


        Effective as of January 1, 1997, the Fremont General Corporation and Affiliated Companies Investment Incentive Plan is amended to provide that Salary Reduction Contribution elections are not subject to a minimum amount.